UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 26, 2011

Northrop Grumman Corporation

(Exact name of registrant as specified in its charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	1-16411 (Commission File Number)	80-0640649 (IRS Employer Identification No.)

2980 Fairview Park Drive, Falls Church, VA 22042

(Address of principal executive offices)(Zip Code)

(703) 280-2900

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 26, 2011, Northrop Grumman Corporation issued a press release announcing its financial results for the quarter ended September 30, 2011, under the heading “Northrop Grumman Reports Third Quarter 2011 Financial Results.” The press release is furnished as Exhibit 99.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Furnished

Exhibit 99 — Press Release dated October 26, 2011

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Northrop Grumman Corporation (Registrant)

October 26, 2011	By:	/s/ Jennifer C. McGarey
(Date)		(Signature) Jennifer C. McGarey Corporate Vice President and Secretary

Exhibit Index

Exhibit No.

Exhibit 99 Furnished — Press Release dated October 26, 2011